Non-controlling interest	12 Months Ended
Dec. 31, 2021
Non-controlling interest
Non-controlling interest

Note 22 – Non-controlling interest

On April 7, 2021, the Company established Curaleaf International together with a strategic investor who provided initial capital of $130,798 for 31.5% equity stake in Curaleaf International. This infusion of outside capital into Curaleaf International significantly accelerated Curaleaf's expansion plans in Europe by fully funding Curaleaf's cash outlay for the EMMAC Transaction (see Note 4 – Acquisitions) and providing the capital required to support Curaleaf International's European rollout.

Curaleaf and the strategic investor have entered into a shareholders' agreement regarding the governance of Curaleaf International pursuant to which Curaleaf has control over operational issues as well as raising capital and the ability to exit the business. In addition, the strategic investor's stake is subject to put/call rights which permit either party to cause the stake to be bought out by Curaleaf for Curaleaf equity starting the earlier of change of control or in 2025 (see Note 21 – Fair value measurements and financial risk management).

The following table presents the Company’s investment in Curaleaf International as of December 31, 2021 and 2020:

	December 31,
	2021	2020
Investment in Curaleaf International	$184,346	$—

The following table presents the current and non-current assets, current and non-current liabilities, as well as revenues and net loss of the Company’s investment in Curaleaf International for the year ended December 31, 2021:

	December 31,
	2021	2020
Current assets	$71,049	$—
Non-current assets	$303,495	$—
Current liabilities	$16,834	$—
Non-current liabilities	$75,804	$—
Revenue	$18,770	$—
Net Loss	$(23,495)	$—